PARNASSUS FUNDS®

QUARTERLY REPORT ▪ MARCH 31, 2011

PARNASSUS FUNDS

Parnassus Fund℠	PARNX
Parnassus Equity Income Fund℠ – Investor Shares	PRBLX
Parnassus Equity Income Fund – Institutional Shares	PRILX
Parnassus Mid-Cap Fund℠	PARMX
Parnassus Small-Cap Fund℠	PARSX
Parnassus Workplace Fund℠	PARWX
Parnassus Fixed-Income Fund℠	PRFIX

PARNASSUS FUNDS®

QUARTERLY REPORT 3 MARCH 31, 2011

PARNASSUS FUNDS

Parnassus FundSM PARNX

Parnassus Equity Income FundSM – Investor Shares PRBLX

Parnassus Equity Income Fund – Institutional Shares PRILX

Parnassus Mid-Cap FundSM PARMX

Parnassus Small-Cap FundSM PARSX

Parnassus Workplace Fund® PARWX

Parnassus Fixed-Income FundSM PRFIX

PARNASSUS FUNDS	Quarterly Report • Q1 2011

May 9, 2011

Dear Shareholder:

Enclosed you will find quarterly reports for all six Parnassus Funds. I think you will find them informative.

The star of the quarter was the Parnassus Mid-Cap Fund, which gained 10.68%, compared to 7.63% for the Russell Midcap Index and 7.89% for the Lipper Multi-Cap Core Average. The Parnassus Mid-Cap Fund not only had a good quarter, but it also has a strong long-term track record. Since the current three-person team took over the Fund on September 30, 2008, it has soared an average annual total return of 14.27%, compared to 13.74% for the Russell Midcap Index and 9.21% for the Lipper Multi-Cap Core Average. When the current managers took over, the Fund had only $6 million in assets. Now, it has almost $50 million.

The lead manager of the Fund is Matthew Gershuny, who is both a senior research analyst and a portfolio manager. Matt is a graduate of Cornell University and holds an MBA from the University of Michigan. “Commitment to investment process is the basis of our long-term performance. It allows the Fund to achieve solid participation in rising markets, while protecting shareholders’ capital in declining markets,” said Matt.

The second portfolio manager is Ben Allen, who is also the Director of Research for Parnassus Investments. Ben is a graduate of Georgetown University and holds an MBA from the Haas School of Business at the University of California, Berkeley. “I’m proud that the Parnassus Mid-Cap Fund has started the year so well,” said Ben. “As we keep executing on our investment process, I expect further strong returns for the rest of 2011 and beyond.”

Last, but not least, is Lori Keith, who is also a senior research analyst with the firm. Lori is a graduate of the University of California, Los Angeles and holds an MBA from Harvard Business School. “I’m thrilled that our strategy of focusing on high-quality businesses with strong secular growth is showing sustainable results,” said Lori.

When I asked them what was the secret of their success, they replied, “Excellent stock selection in the healthcare and energy sectors drove the Fund’s performance in the March quarter. The Fund’s longer-term success is based on strict adherence to the Parnassus Investment process, including investing in attractively-valued businesses with secular growth opportunities, competitive advantages and high-quality management teams.”

Matt Gershuny	Ben Allen	Lori Keith

Quarterly Report • Q1 2011	PARNASSUS FUNDS

Interns and New Team Members

I am pleased to report that two excellent staff members have joined the Parnassus team. Alexis Crusey came aboard as an institutional sales associate. Previously, she worked with us as a sales and marketing intern. She is a graduate of Yale University, where she earned First-Team All-Ivy League honors four consecutive years on the volleyball team.

Ian Sexsmith has joined Parnassus as a senior research analyst. His previous experience includes work with Scotiabank and TD Bank Group in Toronto, Canada, and as a Parnassus research intern. He graduated from the University of Manitoba and holds an MBA from the Haas School of Business at the University of California, Berkeley. He is also a CFA charter holder and a member of the CFA Society of San Francisco.

We also have three distinguished interns joining us this spring. Romahlo Wilson is a graduate of Stanford University and holds an MBA from The Wharton School of the University of Pennsylvania. His previous experience includes working as a senior associate at Houlihan Lokey, an investment banking firm, and Cleantech Approach, advising businesses on renewable energy and energy efficiency.

Dan Beck is a graduate of the United States Naval Academy and holds an MBA from the Harvard Business School. In addition to his service with the Navy, Dan worked at Starwood Capital and State Street Corporation in Boston.

Billy Hwan graduated from Stanford University and is an MBA candidate at the Haas School of Business at the University of California, Berkeley. He has worked in equity research at Dodge & Cox Funds, a San Francisco-based mutual fund company, and at the Government of Singapore Investment Corporation.

I would like to thank all of you for investing with Parnassus Investments.

Yours truly,

Jerome L. Dodson, President

Parnassus Investments

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS FUND

Ticker: PARNX

As of March 31, 2011, the net asset value per share (“NAV”) of the Parnassus Fund was $42.50, so the total return for the quarter was 4.96%. This compares to 5.92% for the S&P 500 Index (“S&P 500”) and 6.07% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we underperformed both our benchmarks by about one percentage point.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. While we’re behind the indices for the one-year period, we’re substantially ahead of our benchmarks for the three- and five-year periods. For the ten-year period, we’re slightly ahead of the S&P 500, but we lag the Lipper average.

Company Analysis

For the quarter, two companies each cut 29¢ or more off the NAV. Finisar, a provider of optical equipment used in telecommunications, dropped 17.1% during the quarter, going from $29.69 to $24.60 while slicing 29¢ off each fund share. The stock had a strong start in the first two months of the year, climbing from $29.69 on January 1 to $40.04 on March 8 for a gain of 34.9%. After the close of the market on March 8, the company announced record quarterly revenue of $263 million – up 58% from the quarter a year earlier – and record adjusted earnings of $42.5 million or 47¢ a share. Normally, this would mean that the stock would move sharply higher. However, the company forecast a decline in revenue for the following quarter down to a range of $235 million to $250 million with an earnings estimate of 31¢ to 35¢ a share. The next day, the stock fell off the proverbial cliff, crashing from $40.04 to $24.61 for a drop of 38.5%.

Finisar cited a number of reasons for the reduced estimates. The two most important were weakness in the Chinese telecommunications market and inventory corrections. “Inventory correction” is a very innocuous-sounding term, but it can mean big swings in quarter-to-quarter earnings. For some time now, Finisar’s products have been much in demand, so there have been relatively long lead times for customers to take delivery. During times of these perceived shortages, customers tend to order more products than they need, so they will have plenty of inventory available. Once lead times are reduced, customers feel more comfortable and figure they can get more products whenever they need them. At this point, they reduce orders or even stop ordering completely (at least for a while). I suspect that this is what happened in the case of Finisar.

We think that the China weakness and the inventory correction are temporary problems. Because of Finisar’s excellent products, we expect revenue and earnings growth to resume before the end of the year. It seems to us that the decline in the stock is out of all proportion to the reduced expectations for revenue and earnings. We are taking advantage of this sharp decline to add substantially to our position, and we now have around 5% of the Fund’s assets in Finisar’s stock. I have taken a lot of time to explain the Finisar situation, because it illustrates one of the principles we use in managing the portfolio. Some of our best returns came after we bought a stock

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 3/31/2011

Parnassus Fund	14.36	8.54	6.00	3.60	1.00	0.99

S&P 500 Index	15.66	2.36	2.63	3.29	NA	NA

Lipper Multi-Cap Core Average	16.69	3.20	2.46	4.56	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

that has had a sharp decline, and came back after the temporary problem was solved. Of course, there’s no guarantee that Finisar’s shares will come back soon, so there’s a lot of uncertainty. In our judgment, though, the problems are transitory, and we think that shareholders will be rewarded in the future.

Networking giant Cisco’s stock dropped 15.2% during the quarter from $20.23 to $17.15, while knocking 33¢ off the value of each Parnassus share. Some of the same factors hurting Finisar were also affecting Cisco in the telecommunications sector, i.e. weak order flow. Interestingly enough, Cisco’s stock started to decline about the same time as that of Finisar, but at a much slower pace. In addition to the telecom weakness, weaker demand from financially-strapped local governments put pressure on Cisco. Exposure to Japan also weighed on the stock, due to concerns that the company could face higher component costs in the near term. As with Finisar, we believe that these issues are temporary, and the stock will recover, as demand picks up for its core switching and routing products.

The decline in the stock prices for Finisar and Cisco reduced the Fund’s quarterly return by 1.5%, which is more than the margin by which we underperformed for the quarter. Had these two stocks been flat for the quarter, we would have outperformed our benchmarks.

Three companies each accounted for gains of 37¢ or more for each fund share. Ironically, the best performer for the quarter was a company in the same industry as Finisar: optical equipment for telecommunications networks. Ciena Corporation soared 23.3% from $21.05 to $25.96, contributing an amazing 45¢ to the value of each Parnassus share. Surging demand for video and smartphone bandwidth is making telecommunications carriers invest in more equipment, and during the quarter, Verizon announced that it will use Ciena products as it begins to upgrade its network. Although Ciena and Finisar are in the same industry, the companies are somewhat different in that Finisar is primarily a component manufacturer, while Ciena is primarily a systems company that puts components together to sell to a customer. As we have seen, there is more risk with a component manufacturer than with a systems provider, since the latter has its sales spread over a broader range of products. Nevertheless, Ciena’s strong performance shows that there is still demand for optical equipment, so at some point in the not-too-distant future, Finisar’s stock should move higher once the inventory correction is over and Chinese demand increases.

Valeant Pharmaceuticals, a specialty drug company, added 42¢ to the NAV, as its stock surged 33.4% from $36.80 where we bought it during the quarter to $49.09, where we sold it on March 30, after the company made a hostile takeover for Cephalon, an American pharmaceutical company. Valeant, a Canadian company, saw its stock price move higher during the quarter, as it predicted profitability that was better than expected from its 2010 acquisition of another Canadian pharmaceutical company, Biovail. After markets closed on March 29, Valeant announced the hostile offer for Cephalon. As one would expect, Cephalon’s stock surged 28.4% after the offer was announced, since the offer was for $73 a share, while the stock had closed the previous day at $58.75. What was surprising to me, though, was that Valeant’s stock also moved much higher after it made the offer, going from $44.39 to $50.08 for a gain of 12.8%. Usually, the stock of the company making the offer moves lower, because it normally has to take on the burden of a lot of debt, it might encounter difficulty in integrating the acquisition and it usually ends up paying too much for the target company. In this instance, Valeant was proposing to borrow the entire $5.7 billion purchase price, and although its original offer price did not seem too high, the dynamics of a hostile takeover usually mean that the price would go much higher. It appeared that Valeant was doing a reasonably

Parnassus Fund as of March 31, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	5.2%

Intel Corp.	4.7%

Ciena Corp.	4.7%

Cisco Systems Inc.	4.7%

PulteGroup Inc.	4.0%

JPMorgan Chase & Co.	4.0%

W&T Offshore Inc.	3.9%

MasterCard Inc.	3.9%

QUALCOMM Inc.	3.8%

Wells Fargo & Co.	3.2%

Portfolio composition and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

good job of integrating the Biovail acquisition, but I was concerned that another big acquisition like Cephalon would strain management’s resources, and the integration would not go well. For all these reasons, I decided to sell the stock.

W&T Offshore, a Gulf of Mexico producer of oil and natural gas, climbed 27.5% from $17.87 to $22.79 for a gain of 37¢ for each Parnassus share. The stock moved higher, as oil prices soared 16.5% from $91 to $106 per barrel. Oil accounts for half of W&T’s production, so the company will probably have a very good year in 2011. The company also announced an increase of 31% in its proved reserves of oil and natural gas, so the company has a bright, long-term future.

Outlook and Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

Despite the ups and downs of the economy, the stock market keeps steaming ahead. For the first quarter of the year, the S&P 500 Index was up 5.92% after strong gains in both 2009 and 2010. We’ve been in a recovery mode for almost two years now and the economy is growing at an annual rate of 2.7%. Normally, the U.S. economy grows at a rate exceeding 3% and sometimes up to 4% when it’s coming out of a recession. This time, the growth rate is slower. The two things that are holding it back are housing and employment.

The two things, of course, are related. People without jobs don’t buy homes. I’ve been concerned about the slow or non-existent growth in jobs that we’ve had since the end of 2007. Until the number of jobs starts growing again at a healthy pace, the housing market won’t recover, and the economy won’t have really strong growth. As most of you know, both the Parnassus Fund and the Parnassus Small-Cap Fund have pretty big positions in homebuilder stocks, and so far, they have not done too well. I bought them with the idea of making substantial capital gains as the housing market recovered.

Given this situation, I was happy to hear the jobs report for March. Even though there was a decline in government jobs, the net growth in jobs amounted to 216,000. This is a good number, and I hope it’s a sign of things to come. To get the economy really going strong and to get a strong recovery in housing, we really need a net gain of about 300,000 jobs per month. We’re not there yet, but if present trends continue, we will be there by the end of the year. If this happens, all our stocks should do well, and the homebuilding stocks should do especially well. All three of my portfolios are structured to do very well if the economic recovery gets stronger.

In the last report, I talked about how small-cap stocks tend to do better than large-cap ones in the early phases of an economic recovery. The Russell 2000 Index of small-cap companies did slightly better than the S&P 500 Index of mostly large companies in 2009, but the disparity became even greater in 2010 when the Russell 2000 gained 26.85% while the S&P 500 gained only 15.08%. Last time, I indicated that as the economic recovery proceeds, there would probably be a reversal with the large-cap stocks doing better than the small-cap stocks, and this might happen before the end of 2011.

It looked like it might happen in the first quarter, as large-caps did better than small-caps early on, but the quarter ended with the Russell 2000 up 7.94%, which beat the S&P 500, which was up just 5.92%. If we are to judge from these returns, it looks as if we’re still in the early stages of an economic recovery.

If the economy gets stronger, though, large-caps should do better as time goes on. For the Parnassus Fund and the Parnassus Workplace Fund, we’re starting to emphasize larger companies in the expectation that large companies will do better than smaller ones in late 2011 or sometime in 2012. We can do that, since both funds are multi-cap and we can vary the size of the companies in the portfolios.

What about the Parnassus Small-Cap Fund? Clearly, we can’t invest in large-cap companies for the Parnassus Small-Cap Fund, so what do we do? There are two strategies we try to follow. First, we emphasize companies that are at the large end of the small-cap universe. For the most part, the Parnassus Small-Cap Fund can invest only in companies that are $3 billion or less in market capitalization. We try to pick companies that are over $2 billion or at least well over $1 billion in size.

The other thing we can do is pick companies that will do well regardless of the economic climate. For example, we have a big position in telecommunications stocks, because we think that sector will have strong growth. They should do well irrespective of whether large or small-cap companies do best.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

In this regard, we try to find small-cap companies that have unique characteristics or a “moat” that gives them protection from business competition. Firms with quality products, a good distribution system, lower costs or market dominance are examples of “moats.” This should help our portfolio companies to do well in most economic climates, regardless of whether small-cap or large-cap stocks do better.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2011, the NAV of the Parnassus Equity Income Fund-Investor Shares was $27.62, so after taking dividends into account, the total return for the first quarter was a gain of 5.24%. This compares to an increase of 5.92% for the S&P 500 Index (“S&P 500”) and 5.83% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

While we underperformed during the first quarter of 2011, our long-term record remains outstanding. Our three-, five- and ten-year trailing returns beat the S&P 500 by a substantial margin for every period.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five-, and ten-year periods.

First Quarter Review & Company Analysis

Strong corporate earnings and improving economic data were enough to boost investors’ spirits in the first quarter. These positives outweighed the negative impact of political unrest in the Middle East, the tragic earthquake in Japan and surging oil prices. The Fund rose 5.24% during the first quarter, so we slightly lagged the S&P 500, which rose 5.92%.

The Fund’s underperformance came from our technology investments, which cost us one percentage point versus the S&P 500. We invested 30% of the Fund in this sector in the first quarter, compared to 19% for the S&P 500. Unfortunately, our technology stocks were up only 1%, considerably less than the 4% average gain for technology stocks in the index.

Two technology stocks accounted for our underperformance. Cisco Systems fell 15.2% during the quarter from $20.23 per share to $17.15 and reduced the NAV by 21¢. In early February, Cisco reported that demand from local governments, telecommunications customers and financial firms would be weak for the next few quarters. In addition, investors worried that Cisco is losing share in its core switching and routing businesses, which comprise 46% of their overall revenue.

Despite these issues, Cisco remains well positioned over the long-term due to its large-scale advantages, significant customer switching costs, new products and reputation as the leading provider of enterprise networking solutions. At

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 3/31/2011

Parnassus Equity Income Fund – Investor Shares	10.32	6.67	7.18	7.71	1.00	1.00

Parnassus Equity Income Fund – Institutional Shares	10.54	6.89	7.40	7.82	0.78	0.78

S&P 500 Index	15.66	2.36	2.63	3.29	NA	NA

Lipper Equity Income Fund Average	16.55	2.64	3.46	4.68	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 7.17%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2010 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

less than 11 times estimated 2011 earnings, and with over $25 billion of net cash on its balance sheet, Cisco looks undervalued to me.

Microsoft fell 9.0% during the quarter to $25.36 from $27.92, despite reporting 15% sales growth due to rising demand for Office 2010, Windows Server and xBox products. This move sliced 8¢ from the Fund’s NAV. The stock fell because of weakness in Microsoft’s Windows 7 operating system products, which grew only 3% last quarter. Additionally, Apple’s iPad and other competing tablets represent a threat to personal computer sales, which could reduce sales of Office software. Since the Windows and Office segments account for 80-90% of Microsoft’s profitability, investors are selling the shares.

We had five major winners that added at least 12¢ to the Fund’s NAV. Energen, a company that produces oil and natural gas and also operates a natural gas utility, was our biggest winner. The stock jumped 31% from $48.26 to $63.12 per share and boosted the NAV by 43¢. Led by CEO James McManus, Energen is extremely well run. At the end of 2010, the company’s proved reserves contained 303 million barrels worth of oil equivalent. In addition, the company has significant probable and possible reserves on its vast acreage. This asset base will enable Energen to grow production by 9% in 2011 and double production over the next three years, including strategic acquisitions. Energen’s stock rose during the quarter, as oil prices climbed and investors gained confidence in the company’s growth plans. We have owned Energen since 1996, and it was the Fund’s largest holding at quarter-end.

Valeant Pharmaceuticals had a great first quarter, as it stock soared 76% from $28.29 to $49.81 and increased the NAV by 20¢. The main driver for the company is a very strong international branded generics business, which has been augmented by several well-executed acquisitions. Valeant has predicted that cash earnings for 2011 will increase 25% from last year’s total. At the core of this plan is the integration of two recent acquisitions, strong organic growth overseas and the launch of over ten new consumer dermatology products. In addition, just before the quarter ended, Valeant announced their intention to acquire drug maker Cephalon. The stock moved up on this news, due to CEO Michael Pearson’s track record of successfully integrating acquisitions.

Accenture, the global consulting and outsourcing firm, contributed 13¢ to the NAV as its stock price increased 13% to $54.97 from $48.49. Corporations are spending again on technology after a recession-induced hiatus, and Accenture is a main beneficiary of this trend. The stock moved higher when management reported that revenue in all business segments exceeded expectations, and earnings per share jumped 25% versus last year. I am optimistic about Accenture’s business prospects over the long-term, because the company’s offerings play a critical role in the global dissemination of information technology.

Qualcomm, a provider of software and semiconductors used in cellular telephone handsets, gained 11%, rising from $49.49 to $54.82, and adding 12¢ to the NAV. In January, the company raised its full-year guidance, because it is seeing strong demand from new cellular phone users in emerging markets, and existing users are upgrading to smartphones in developed markets. Additionally, during the quarter, the company announced its acquisition of Atheros, whose power-efficient Wifi and Bluetooth transmitters nicely complement Qualcomm’s existing product offering.

Parnassus Equity Income Fund as of March 31, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Energen Corp.	5.7%

Waste Management Inc.	4.6%

JPMorgan Chase & Co.	4.5%

Cisco Systems Inc.	3.9%

QUALCOMM Inc.	3.9%

Teleflex Inc.	3.8%

Accenture PLC	3.7%

Bank of New York Mellon Corp.	3.4%

MasterCard Inc.	3.2%

Procter & Gamble Co.	3.2%

Portfolio composition and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

MDU Resources, a diversified natural resources company, climbed 13% from $20.27 to $22.97, contributing 12¢ to the NAV. Like Energen, MDU Resources benefitted from rising oil prices during the quarter. Another positive was the company’s announcement that they will boost investment in their Bakken Shale properties in North Dakota, with the goal of growing oil production 5% to 10% from last year’s total.

Outlook and Strategy

The U.S. economy is growing at just under 3% annually and is starting to generate jobs for 200,000 people per month. While this is not a vigorous recovery by historical standards, it’s been good enough to enable corporations to grow earnings. Large deficit spending, a second round of quantitative easing and historically low interest rates have been important contributors to this economic recovery.

I think the biggest near-term risk for economic growth is higher oil prices, caused by the instability in the Middle East. The current uprisings across the region offer high stakes from both a humanitarian and economic point of view. Oil prices have jumped from $90 per barrel at the start of 2011 to over $105, as of this writing. The Confidence Board’s confidence index declined to a three month low of 63.4 during late March, so it seems that higher energy costs are starting to take a toll on consumer confidence.

In addition, increased inflationary pressure could signal the end of the Federal Reserve’s quantitative easing. This program, which has pumped $2.3 trillion of liquidity into the financial system, has been a major catalyst for the stock market’s rise. I worry that the program’s end could spark a short-term stock market correction. If this happens, we’ll take the opportunity to buy more of the high-quality companies that fit our investment philosophy.

The Fund remains overweighted relative to the index in technology companies with long-term competitive advantages in secular growth markets. Our technology exposure falls into two main categories. First, we own a collection of wide moat, long-term winners that provide solutions for emerging mobile, internet, electronic and wireless applications. These companies include Google, Qualcomm, Verisign and MasterCard. Second, we own companies with lasting competitive advantages that sell technology infrastructure and consulting solutions. Our largest investments in this category are Accenture, Cisco Systems and Hewlett-Packard. While our technology holdings underperformed as a whole during the first quarter, I expect them to bounce back due to their low valuations and attractive business prospects.

Our second largest overweighted position relative to the index is in energy and utilities, where we own operators with good safety records, low costs and the ability to replace reserves. I think natural gas and oil prices will keep going up, as demand grows faster than supply. Additionally, President Obama recently set a goal of cutting oil imports by a third over the next 15 years. If this happens, the high-quality, low-cost, domestic energy reserves held by our portfolio companies will become even more valuable. Finally, I think that the tragic Japanese nuclear meltdown will delay plans to increase nuclear power production in the U.S. This would positively impact long-term demand for natural gas, which would benefit the Fund because we have a relatively large exposure to natural gas companies.

We are confident that our time-tested investment philosophy of owning wide-moat businesses that sell increasingly relevant products will generate good long-term returns. Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten

Portfolio Manager

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of March 31, 2011, the NAV of the Parnassus Mid-Cap Fund was $20.20. The total return for the first quarter of 2011 was a gain of 10.68%. This compares to a gain of 7.63% for the Russell Midcap Index (the “Russell”) and a gain of 6.07% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). We’re pleased that the Fund handily beat both its benchmark and Lipper peer group for the quarter.

The Fund’s long-term performance remains excellent; our three-year annualized gain is 10.49%, considerably better than the 7.25% gain for the Russell and the 3.20% gain for the Lipper average. The Fund’s five-year annualized return is also well ahead of both the Russell and Lipper average.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception.

First Quarter Review

Domestic equity markets continued their climb in the first quarter of 2011, as strong corporate earnings and improving economic data encouraged investors to buy stocks. Even concerns over rising commodity prices, European sovereign debt instability, Middle-Eastern political unrest and the Japanese nuclear tragedy couldn’t derail investor optimism.

Mid-cap stocks participated in this increase as the Russell rose 7.3% in the quarter, slightly behind the small-cap Russell 2000 Index’s 7.9% and ahead of the large-cap S&P 500 Index’s 5.8%. The Russell is now up an amazing 146% from its March 2009 lows and just 3% below its all-time high reached in July 2007.

For the first quarter of 2011, we beat the Russell by over three percentage points and our Lipper peers by almost five percentage points. The Fund’s holdings generally have higher returns on equity (ROE), an indication of efficiency and profitability, than the benchmark. This bias helped us to outperform in the quarter, because stocks with the highest ROEs went up more than stocks with lowest ROEs.

Regarding sector allocation, the Fund was overweighted relative to the index in the healthcare sector, which was the most positive contributor during the quarter. The Fund also picked up ground in the quarter by owning fewer consumer discretionary and financial stocks than the index, which performed relatively poorly. As usual though, our performance was mostly impacted by stock selection, as opposed to sector allocation, and excellent stock picking in the healthcare and energy sectors put us ahead.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 03/31/2011

Parnassus Mid-Cap Fund	23.92	10.49	6.58	7.55	1.73	1.20

Russell Midcap Index	24.27	7.25	4.67	8.00	NA	NA

Lipper Multi-Cap Core Average	16.69	3.20	2.46	5.25	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

Company Analysis

Five stocks added at least 10¢ to the Fund’s NAV in the first quarter of 2011, and only one significantly reduced the Fund’s value.

Valeant Pharmaceuticals, a specialty drug company, was the Fund’s biggest winner. The investment added 55¢ to the NAV as its stock surged 76.1% from $28.29 to $49.81. The shares moved higher after the company predicted better-than-expected profitability from its 2010 merger with Biovail, a Canadian drug company. The rally continued at quarter’s end when management announced a bid for U.S. drug maker Cephalon, a deal that investors expect will significantly increase Valeant’s earnings.

Oil and gas producer Energen jumped 30.8% from $48.26 to $63.12, to add 24¢ to each fund share. The stock moved higher as crude prices went from $90 to $105 per barrel during the quarter, primarily due to unrest in the Middle East. Ramp-up of Energen’s oil production in Texas’ Permian Basin helped boost revenues. Investors also like Energen’s steady utility business, which provides natural gas to homes and businesses in Alabama. The company also has impressive oil and gas reserves.

Noble Corporation, an offshore oil and gas driller, soared 27.5% from $35.77 to $45.62 for an increase of 11¢ to each fund share. The stock traded at depressed levels last year, given weak demand for its rigs in the Gulf of Mexico. The stock moved higher recently on an improving demand picture for these rigs, as permitting for drilling new wells in this area accelerated. The company also posted better earnings results, driven by higher drilling rates and new international projects.

Teradata, a business intelligence software company, added 10¢ to each fund share, as its stock price rose 23.2% from $41.16 to $50.70. The company reported healthy revenue growth, aided by rising demand for its analytics software, which enables enterprises to manage multiple data sources. Additional growth drivers include new appliance products and a recent expansion to online data analytics.

Iron Mountain, the country’s leading document storage company, increased 24.9% from $25.01 to $31.23, adding 10¢ to the NAV. The stock went up when an activist shareholder put forth a plan to increase profitability in the company and return more capital to shareholders.

The Fund’s only material loser was New Jersey-based Hudson City Bancorp, a residential mortgage and savings deposit company. The stock fell 24.0% in the quarter, from $12.74 to $9.68, slicing the NAV by 14¢. The shares declined after management announced it would restructure its balance sheet to adjust its liabilities. The low interest rate environment has impaired Hudson City’s business model, as the interest earned on their mortgage loans declined more than the interest paid on their borrowings. As a result, we reduced our position significantly during the quarter.

Outlook and Strategy

The government’s ongoing stimulus, including record spending, tax-cut extensions, low interest rates and quantitative easing, is having a positive impact on the economy. The fear of a double dip recession, which was prominent in investors’ minds just a few quarters ago, seems a distant memory. The U.S. economy is again growing at a respectable rate, and job creation has been picking up steam. Corporate

Parnassus Mid-Cap Fund as of March 31, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Teleflex Inc.	4.7%

Energen Corp.	4.4%

Waste Management Inc.	4.1%

Valeant Pharmaceuticals International Inc.	4.0%

SEI Investments Co.	4.0%

Ecolab Inc.	3.7%

Insperity Inc.	3.7%

Sysco Corp.	3.6%

Plains Exploration & Production Co.	3.3%

Teradata Corp.	3.1%

Portfolio composition and holdings are subject to change periodically.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

earnings are also improving, and as a result, the stock market averages extended their upward moves in the first quarter of 2011.

Despite these positive developments, we’re investing more cautiously than normal. This recovery has been moderate relative to historical standards, especially considering the amount of stimulus in place. Questions remain about the sustainability of growth once stimulus is removed. The growth trajectory could also be disrupted by rising commodity prices, especially oil. Finally, we are keeping a watchful eye on mounting national and state-level debts, which could cause interest rates to rise unexpectedly fast.

We plan to use market weakness as an opportunity to add to existing positions at the right prices, or to initiate new positions in companies that meet our overall investment criteria. We employ a bottom-up investment process, focusing on companies’ growth rates, competitive positions, management teams and valuations. As a result, the portfolio is positioned to perform well regardless of the economic environment.

We remain overweight relative to the Russell index in the industrial and healthcare sectors, owning businesses that are well-positioned to capture increasing share in attractively growing end-markets. We remain underweight in the financial and consumer discretionary sector, where few companies currently meet our valuation and competitive advantage criteria.

As always, we remain committed to our investment process, which is the cornerstone of our long-term strategy for outperformance.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Benjamin E. Allen	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of March 31, 2011, the NAV of the Parnassus Small-Cap Fund was $25.49, so the total return for the quarter was 6.43%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) was up 7.94%, while the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), was up 7.89%. For the quarter, we underperformed our benchmarks by about one-and-a-half percentage points each.

Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and for the period since its inception. As you can see from the table, we are ahead of both benchmarks for all time periods. While we lagged somewhat for the past quarter, our long-term record is excellent relative to our benchmarks.

Company Analysis

The stock that hurt the Fund the most was Finisar, a provider of optical equipment used in telecommunications. Its shares dropped 17.1% during the quarter, sinking from $29.69 to $24.60 while slicing 14¢ off the NAV. The stock had a strong start in the first two months of the year, climbing from $29.69 on January 1 to $40.04 on March 8 for a gain of 34.9%. After the close of the market on March 8, the company announced record quarterly revenue of $263 million – up 58% from the quarter a year earlier – and record adjusted earnings of $42.5 million, or 47¢ per share. Normally, this would mean that the stock would move sharply higher. However, the company forecast a decline in revenue for the following quarter down to a range of $235 million to $250 million with earnings estimate of 31¢ to 35¢ a share. The next day, the stock fell off the proverbial cliff, crashing from $40.04 to $24.61 for a drop of 38.5%.

Finisar cited a number of reasons for the reduced estimates. The two most important ones were weakness in the Chinese telecommunications market and inventory corrections. “Inventory correction” is a very innocuous-sounding term, but it can mean big swings in quarter-to-quarter earnings. For some time now, Finisar’s products have been much in demand, so there have been relatively long lead times for customers to take delivery. During times of these perceived shortages, customers tend to order more products than they need, so they will have plenty of inventory available. Once lead times are reduced, customers feel more comfortable and assume they can get more products whenever they need them. At this point, they reduce orders or even stop ordering completely (at least for a while). I suspect that this is what happened in the case of Finisar.

We think that the China weakness and the inventory correction are temporary problems. Because of Finisar’s excellent products, we expect revenue and earnings growth to resume before the end of the year. It seems to us that the decline in the stock is out of all proportion to the reduced expectations for revenue and earnings. We are taking advantage of this sharp decline to add substantially to our position, and we now have around 5% of the Fund’s assets in Finisar’s stock. I have taken a lot of time to explain the Finisar situation, because it illustrates one of the principles we use in managing the portfolio. Some

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 03/31/11

Parnassus Small-Cap Fund	30.99	19.57	9.57	11.63	1.47	1.20

Russell 2000 Index	25.79	8.57	3.35	7.96	NA	NA

Lipper Small-Cap Core Average	25.20	8.10	3.33	7.57	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

of our best returns come after we buy a stock that had a sharp decline, but came back after the temporary problem was solved. Of course, there’s no guarantee that Finisar’s shares will come back soon, so there’s a lot of uncertainty. In our judgment, though, the problems are transitory, and we think that shareholders will be rewarded in the future.

Two other telecommunication stocks also hurt the Fund during the quarter. Oclaro, also a provider of optical equipment used in telecommunications, subtracted 9¢ from each fund share, as it declined 12.5%, from $13.15 to $11.51. The stock dropped in sympathy with Finisar, since the companies are in the same industry.

Tellabs provides telecommunications equipment to AT&T and Verizon, among others, and its stock fell 22.7% from $6.78 to

$5.24 for a loss of 10¢ on the NAV. Sales grew less than anticipated in the fourth quarter of last year, as about half its revenue comes from older technologies, while carriers are moving to newer technologies sold by competitors. The stock also moved down in sympathy with Finisar after the latter released its disappointing forecast. We still like the stock, because it has some new technology as well as older products, and the company has no debt and is trading at a very low valuation. The company has $3 per share in cash and is trading near book value.

Almost the entire margin of the Fund’s underperformance (about 1.5 percentage points) is equal to the loss inflicted by these three telecom equipment providers. However, we think that these companies will snap back in the near future and will make a positive contribution to the Fund’s performance. Although there will always be bumps in the road, we hope to get you to the right destination.

On the brighter side, five companies each added 12¢ or more to the value of each fund share. The biggest winner was W&T Offshore, a Gulf of Mexico producer of oil and natural gas. It climbed 27.5% from $17.87 to $22.79 for a gain of 17¢ per fund share. The stock moved higher, as oil prices soared 16.5% from $91 to $106 per barrel. Oil accounts for half of W&T’s production, so the company will probably have a very good year in 2011. The company also announced an increase of 31% in its proved reserves of oil and natural gas, so the company has a bright, long-term future.

Brocade Communication Systems, a provider of storage and networking equipment, added 14¢ to the NAV, as its stock rose 16.3% from $5.29 to $6.15. Good quarterly financial results and international demand for its data storage equipment moved the stock higher.

Websense saw its stock jump by 13.4% from $20.25 to $22.97 for a gain of 14¢ for each fund share. While best known for its web-filtering software, the company has also seen strong sales for products that prevent the loss of confidential data on iPads and iPhones. Rumors of a buy-out also pushed the stock higher.

Valeant Pharmaceuticals, a specialty drug company, contributed 14¢ to the NAV, rising 73.8% from $28.29 at the start of the quarter to $49.16, where we sold it on March 30. See the Parnassus Fund report for details on Valeant.

Optical-networking company Ciena added 12¢ to the value of each fund share, as its stock rose 23.3% from $21.05 to $25.96. Although it was an optical-networking company (Finisar) that hurt us the most, another optical-networking company, Ciena, made a substantial contribution to the Fund’s return. Surging demand for video and

Parnassus Small-Cap Fund as of March 31, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	4.9%

Teleflex Inc.	4.1%

AGL Resources Inc.	3.6%

Brocade Communications Systems Inc.	3.5%

VCA Antech Inc.	3.3%

Websense Inc.	3.3%

LHC Group Inc.	3.1%

Tower Group Inc.	3.1%

Calgon Carbon Corp.	3.1%

Hanesbrands Inc.	3.1%

Portfolio composition and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

smartphone bandwidth is making telecommunications carriers invest in more equipment, and during the quarter, Verizon announced that it will use Ciena products as it begins to upgrade its network. Although Ciena and Finisar are in the same industry, the companies are somewhat different in that Finisar is primarily a component manufacturer, while Ciena is primarily a systems company that puts components together to sell to a customer. As we have seen, there is more risk with a component manufacturer than with a systems provider, since the latter has its sales spread over a broader range of products. Nevertheless, Ciena’s strong performance shows that there is still demand for optical equipment, so at some point in the not-too-distant future, Finisar’s stock should move higher once the inventory correction is over and Chinese demand increases.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of March 31, 2011, the NAV of the Parnassus Workplace Fund was $21.99, so the total return for the quarter was 5.67%. This compares to a gain of 5.92% for the S&P 500 Index (“S&P 500”) and 5.41% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). We were slightly behind the S&P 500, but we beat the Lipper average.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods, as well as for the period since inception. For the one-year period, we’re behind the S&P 500, but we’re ahead of the Lipper average. For the other time periods, we’re far ahead of both our benchmarks.

Company Analysis

There were two companies that hurt us the most, with each one accounting for a loss of 11¢ or more on the NAV. Networking-giant Cisco dropped 15.2% during the quarter, sinking from $20.23 to $17.15 for a loss of 17¢ for each fund share. Profits declined at Cisco because of weak demand from telecom and local government customers. Cisco’s exposure to Japan also weighed on the stock, due to concerns that the company could face higher component costs in the near term. The company is now trading at its lowest level in the past two years. The price compared to earnings, revenue and cash flow are also very low. In the past, this has meant that the stock is due for a rally.

Microsoft dropped 8.2%, falling from our average cost during the quarter of $27.63 to $25.36 for a loss of 11¢ on the NAV. While the company delivered solid financial results, the stock lagged during the quarter, due to concerns about slowing demand for its core Windows products, as consumers purchased fewer personal computers than expected. The stock should do better later in the year, as businesses accelerate spending on Microsoft products and the company rolls out new consumer products.

The company that helped us the most was Brocade Communication Systems, a provider of storage and networking equipment, which contributed 12¢ to each share of the Parnassus Workplace Fund, as its stock rose 16.3% from $5.29 to $6.15. Good quarterly financial results and international demand for its data storage equipment moved the stock higher.

Qualcomm rose 10.8% during the quarter from $49.49 to $54.83 for a gain of 11¢ for each fund share. Investors pushed the stock higher, because of Qualcomm’s high-speed, wireless technology used in tablets and smartphones. As the 3G build-out continues, Qualcomm’s revenue and earnings should grow sharply.

eBay added 9¢ to the NAV, as its stock climbed 11.5% from $27.83 to $31.04. The company’s PayPal online payments business posted healthy revenue growth, and the core Marketplace business showed signs of growth as transaction volume increased during the quarter.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended 03/31/11

Parnassus Workplace Fund	14.93	13.13	9.33	9.42	1.36	1.20

S&P 500 Index	15.66	2.36	2.63	4.48	NA	NA

Lipper Large-Cap Core Average	13.47	1.89	2.20	4.33	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

Shares of MasterCard added 9¢ to the value of each fund share, as its stock climbed 12.3% from $224.11 to $251.72. When we bought the stock last year, it was trading at depressed prices, because of concern about potential new regulations on the company’s fee structure. It now appears that new regulations won’t be as restrictive as investors first thought, and business trends look good for the company as the economy recovers.

Oil- and gas-producer Devon Energy saw its stock surge 16.9% from $78.51 to $91.77, adding 9¢ to each fund share. The company has increased production, but the main driver has been the price of oil, which went from $90 per barrel at the beginning of the year to well over $100 currently.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of March 31, 2011 (percentage of long-term portfolio)

Top 10 Holdings

(percentage of net assets)

Cisco Systems Inc.	4.9%

Intel Corp.	4.7%

Microsoft Corp.	4.6%

Nike Inc.	4.6%

QUALCOMM Inc.	4.2%

Brocade Communications Systems Inc.	4.0%

SEI Investments Co.	3.6%

Corning Inc.	3.6%

eBay Inc.	3.4%

Applied Materials Inc.	3.3%

Portfolio composition and holdings are subject to change periodically.

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of March 31, 2011, the NAV of the Parnassus Fixed-Income Fund was $16.85, producing a total return for the quarter of 0.19% (including dividends). This compares to a gain of 0.28% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 0.92% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-Rated bond funds followed by Lipper (“Lipper Average”).

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for March 2011 was 1.48%.

First Quarter Review

Economic reports during the first quarter continued to show economic progress, most notably a declining trend in new claims for unemployment. Market sentiment also remained quite bullish, despite the dramatic events in Japan, the ongoing European sovereign debt crisis and the turmoil in the Middle East. In addition, several members of the Federal Reserve System commented on the strength of the economy, and therefore the need to curtail accommodative monetary policy such as quantitative easing.

The prospects of sustainable economic momentum fueled investors’ optimism, which drove equity and corporate bond markets higher. Inflation expectations also ticked up, due to increasing commodity and energy prices. As a result, interest rates increased across the yield curve, especially in the 3-year to 5-year maturities. For example, the yield on the 3-year bond increased 31 basis points (one “basis point” equals 0.01%) to 1.30% during the first quarter. Meanwhile, the 10-year bond yield was up only 17 basis points to 3.47%. This rising yields environment wasn’t favorable for fixed-income securities, since bond prices decrease as yields increase.

The Fund’s performance was therefore modest, with a gain of only 0.19% for the quarter. Our corporate bonds were the biggest winner, contributing 4¢ to the NAV. Both our convertible bonds and Treasury Inflation-Protected Securities increased the NAV by 1¢, while our U.S. Treasury holdings stayed flat.

The Fund trailed the Barclays Capital Index by 9 basis points, because we had less exposure than the benchmark to the corporate bond market. As of the end of the quarter, corporate bonds represented 38% of the Barclays Capital Index, compared to 31% for the Fund. We underperformed the Lipper average by 73 basis points, primarily due to our lower weighting in corporate bonds and our larger exposure to the weak U.S. Treasury market. Of our total net assets, 55% is invested in U.S. Treasury bonds.

Outlook and Strategy

Risk sensitive securities, such as corporate bonds and convertible bonds, have performed much better than U.S. government bonds so far this

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 3/31/2011

Parnassus Fixed-Income Fund	4.65	5.22	5.65	5.71	0.88	0.76

Barclays Capital U.S. Government/Credit Bond Index	5.26	4.82	5.83	5.53	NA	NA

Lipper A-rated Bond Fund Average	5.97	5.40	5.14	4.94	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2010, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, until May 1, 2011. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

year. In hindsight, the optimum investment strategy would have been to overweight these riskier investments. However, I think that there are still important risk factors, as the U.S. continues to face serious fiscal challenges, meager employment growth and a weak housing market among other challenges. This doesn’t mean the economy will stop expanding, but rather that current market expectations might be too optimistic.

For now, I think that some level of caution is warranted and favor a strategy that hedges against an increase in risk aversion. As of the end of the quarter, the Fund’s asset class allocation includes 55% of the total net assets invested in U.S. government bonds, 31% in corporate bonds, 11% in short-term securities and 3% in convertible bonds.

Parnassus Fixed-Income Fund as of March 31, 2011 (percentage of long-term portfolio)

Portfolio Composition

U.S. Government Treasury Bonds	61%

Corporate Bonds	36%

Convertible Bonds	3%

Portfolio composition and holdings are subject to change periodically.

The duration of the portfolio is 4.3 years, which compares to 5.5 years for the Barclays Capital Index. The portfolio’s duration is a measure of the sensitivity of the portfolio to interest rates movements. Because the Fund has a lower duration than the benchmark, our performance should be relatively less impacted if interest rates were to further increase.

As always, I am carefully monitoring changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your confidence and investment in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Quarterly Report • Q1 2011	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz and Jerome Dodson

The devastating combination of an earthquake and tsunami rocked Japan in March and raised the issue of the safety of nuclear energy. It’s especially risky if safeguards are not built into a plant, as apparently was the case with Tokyo Electric Power (TEPCO), the world’s largest privately owned electricity company. The Economist quoted the well-known Japanese management consultant Kenichi Ohmae, whose books have sold in the U.S., as saying this about TEPCO: “This company is really rotten to the core.” When responsible investment advisory firms set up shop some 30 years ago, one of the screens used was nuclear power. It was ranked along with tobacco and weapons as an automatic no-no for social investors. However, once the issue of climate change appeared on the scene, this stance changed. Nuclear power was accepted into some responsible portfolios on the ground that it was greener than coal-fired plants. This was not the case with the Parnassus Funds. We have never invested in any company that is significantly involved in nuclear power.

Corporations around the world responded to the crisis in Japan with an outpouring of aid to the victims. As of mid-March, donations by the global business sector were clocked at $241 million. Prominent among the donors were companies in the Parnassus portfolios. Twenty-two Parnassus Funds companies came through with contributions, rallying their employees to augment the total. Here are some highlights:

#	Walt Disney donated $2.5 million to the Red Cross and matched employee contributions up to $1 million.

#	Aflac, which derives 75% of its profits from Japan, contributed $1.2 million.

#	JPMorgan Chase contributed $5 million to relief efforts.

#	Hewlett-Packard, IBM and Intel each contributed $1 million.

#	Nike donated $250,000 in footwear and apparel.

#	Mastercard waived intercharge fees on donations made through its credit cards.

Other companies making substantial contributions included Adobe, Applied Materials, Cisco Systems, Deere, General Mills, Google, Lowe’s, McCormick, Microsoft, Procter & Gamble, Qualcomm, Charles Schwab, Target, Walgreen and Wells Fargo.

Parnassus Funds portfolio companies also figured prominently on two widely watched lists: World’s Most Ethical Companies and Fortune’s Most Admired Companies. The former list, compiled for the fifth year by the Ethisphere Institute, now runs to 110 companies including 15 firms held by Parnassus Funds: Microsoft, Texas Instruments, Nike, Accenture, Hewlett-Packard, Ecolab, Adobe, Waste Management, General Mills, Deere, Google, Target, Cisco Systems, eBay, Aflac. Fortune’s most admired list is derived from a poll of 4,100 executives, directors and security analysts. In this year’s list, Parnassus Funds companies ranked No. 1 in these industries: Computers and Communication, Adobe; Information Technology Services, IBM; Internet Services and Retailing, Google; Network and Other Communications Equipment, Qualcomm; Apparel, Nike; Soaps and Cosmetics, Procter & Gamble; Securities, Charles Schwab; Media and Entertainment, Walt Disney.

Target, the discount store chain, will open 21 new stores this year. Each of them will have a recycling bin at the front of the store to collect aluminum, glass and plastic beverage containers, plastic bags, MP3 players, cell phones and ink cartridges. In the past year, Target has recycled 170 million plastic bags. Customers get 5 cents off their bill for using reusable bags at checkout counters; they have earned more than $2 million from this program…Three companies – Intel, IBM and Hewlett-Packard – have signed up for President Obama’s Startup America program to spur entrepreneurship. Intel said it would invest $200 million in American technology companies. IBM plans to invest $150 million to fund projects that promote entrepreneurs. And HP will invest $4 million in its Learning Initiative for Entrepreneurs program…Google is helping developers to provide affordable housing by putting up equity that will benefit the company by earning tax credits. The New York Times reported how Google put up the equity for an 84-unit apartment complex in Des Moines where a family making less than $47,460 a year could rent a three-bedroom apartment for $775 a month.

A great breakthrough in the housing market was made by KB Home, whose shares are held by two Parnassus Funds (the Parnassus Small-Cap Fund and the Parnassus Fund). The Los Angeles-based builder announced that it would provide solar power systems as a standard feature of homes in ten Southern California communities. Aside from being a boon to the environment, the systems are expected to benefit homeowners with significant cost reductions in energy. KB Home said it plans to introduce this benefit in other markets across the country. We don’t know of any other builder that is offering this feature.

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,165,000	Finisar Corp.	28,659,000	24.60	5.2%
1,290,000	Intel Corp.	26,019,300	20.17	4.7%
1,000,000	Ciena Corp.	25,960,000	25.96	4.7%
1,500,000	Cisco Systems Inc.	25,725,000	17.15	4.7%
3,000,000	PulteGroup Inc.	22,200,000	7.40	4.0%
480,000	JPMorgan Chase & Co.	22,128,000	46.10	4.0%
950,000	W&T Offshore Inc.	21,650,500	22.79	3.9%
85,000	MasterCard Inc.	21,396,200	251.72	3.9%
380,000	QUALCOMM Inc.	20,835,400	54.83	3.8%
560,000	Wells Fargo & Co.	17,752,000	31.70	3.2%
300,000	Teleflex Inc.	17,394,000	57.98	3.2%
1,475,000	DR Horton Inc.	17,183,750	11.65	3.1%
850,000	Toll Brothers Inc.	16,804,500	19.77	3.1%
650,000	Microsoft Corp.	16,484,000	25.36	3.0%
1,050,000	Applied Materials Inc.	16,401,000	15.62	3.0%
600,000	Lowe's Cos., Inc.	15,858,000	26.43	2.9%
1,250,000	KB Home	15,550,000	12.44	2.9%
700,000	Corning Inc.	14,441,000	20.63	2.6%
190,000	Nike Inc.	14,383,000	75.70	2.6%
335,000	Hewlett-Packard Company	13,724,950	40.97	2.6%
400,000	Adobe Systems Inc.	13,264,000	33.16	2.4%
425,000	eBay Inc.	13,192,000	31.04	2.4%
374,000	Texas Instruments Inc.	12,925,440	34.56	2.4%
2,000,000	Brocade Communications Systems Inc.	12,300,000	6.15	2.3%
400,000	Insperity Inc.	12,152,000	30.38	2.2%
20,000	Google Inc.	11,724,200	586.21	2.1%
370,000	Tower Group Inc.	8,891,100	24.03	1.6%
620,000	Quicksilver Resources Inc.	8,872,200	14.31	1.6%
200,000	Autodesk Inc.	8,822,000	44.11	1.6%
1,200,000	Tellabs Inc.	6,288,000	5.24	1.2%
310,000	Symantec Corp.	5,747,400	18.54	1.0%
35,000	International Business Machines Inc.	5,707,450	163.07	1.0%
210,000	SEI Investments Co.	5,014,800	23.88	0.9%
100,000	The Walt Disney Co.	4,309,000	43.09	0.8%
95,000	Gilead Sciences Inc.	4,031,800	42.44	0.8%
20,000	Costco Wholesale Corp.	1,466,400	73.32	0.3%
20,000	Accenture PLC	1,099,400	54.97	0.2%
92,000	First Horizon National Corp.	1,031,320	11.21	0.2%
50,000	Seagate Technology	720,000	14.40	0.1%
20,000	Best Buy Co., Inc.	574,400	28.72	0.1%
15,684	MIPS Technologies Inc.	164,525	10.49	0.1%

	Total investment in equities	528,847,035		96.4%

	Total short-term securities	13,590,505		2.5%
	Other assets and liabilities	6,308,140		1.1%

	Total net assets	548,745,680		100.0%

	Net asset value as of March 31, 2011	$42.50

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,500,000	Energen Corp.	220,920,000	63.12	5.7%
4,850,000	Waste Management Inc.	181,099,000	37.34	4.6%
3,850,000	JPMorgan Chase & Co.	177,485,000	46.10	4.5%
8,925,000	Cisco Systems Inc.	153,063,750	17.15	3.9%
2,750,000	QUALCOMM Inc.	150,782,500	54.83	3.9%
2,575,000	Teleflex Inc.	149,298,500	57.98	3.8%
2,600,000	Accenture PLC	142,922,000	54.97	3.7%
4,500,000	Bank of New York Mellon Corp.	134,415,000	29.87	3.4%
490,000	MasterCard Inc.	123,342,800	251.72	3.2%
2,000,000	Procter & Gamble Co.	123,200,000	61.60	3.2%
5,195,000	MDU Resources Group Inc.	119,329,150	22.97	3.1%
3,260,000	Plains Exploration & Production Co.	118,109,800	36.23	3.0%
3,500,000	Paychex Inc.	109,760,000	31.36	2.8%
2,500,000	Hewlett-Packard Company	102,425,000	40.97	2.6%
1,500,000	Gen-Probe Inc.	99,525,000	66.35	2.5%
3,495,643	Sysco Corp.	96,829,311	27.70	2.5%
1,924,300	McCormick & Co.	92,039,269	47.83	2.4%
1,454,956	Royal Bank of Canada	90,163,623	61.97	2.3%
150,000	Google Inc.	87,931,500	586.21	2.3%
1,150,000	Nike Inc.	87,055,000	75.70	2.2%
1,335,000	Cooper Industries PLC	86,641,500	64.90	2.2%
4,000,000	Intel Corp.	80,680,000	20.17	2.1%
3,000,000	Microsoft Corp.	76,080,000	25.36	1.9%
1,310,197	Teva Pharmaceutical Industries Ltd. (ADR)	65,732,584	50.17	1.7%
3,732,565	Questar Corp.	65,133,259	17.45	1.7%
2,750,000	W&T Offshore Inc.	62,672,500	22.79	1.6%
1,090,000	Aflac Inc.	57,530,200	52.78	1.5%
353,285	First Solar Inc.	56,822,359	160.84	1.5%
1,540,309	VeriSign Inc.	55,774,589	36.21	1.4%
2,150,000	SEI Investments Co.	51,342,000	23.88	1.3%
500,000	Praxair Inc.	50,800,000	101.60	1.3%
550,024	Devon Energy Corp.	50,475,703	91.77	1.3%
500,000	Deere & Co.	48,445,000	96.89	1.2%
1,275,000	Pentair Inc.	48,182,250	37.79	1.2%
1,750,000	Spectra Energy Corp.	47,565,000	27.18	1.2%
1,175,807	AGL Resources Inc.	46,844,151	39.84	1.2%
1,080,000	WD-40 Co.	45,727,200	42.34	1.2%
1,275,000	Wells Fargo & Co.	40,417,500	31.70	1.0%
900,000	IDEX Corp.	39,285,000	43.65	1.0%
847,396	Northwest Natural Gas Co.	39,090,377	46.13	1.0%
1,249,500	Iron Mountain Inc.	39,021,885	31.23	1.0%
1,000,000	Black Hills Corp.	33,440,000	33.44	0.9%
200,133	Apache Corp.	26,201,412	130.92	0.7%
475,092	Valeant Pharmaceuticals International Inc.	23,664,333	49.81	0.6%
500,000	Gilead Sciences Inc.	21,220,000	42.44	0.5%

	Total investment in equities	3,818,485,005		97.8%

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of March 31, 2011 (unaudited) (continued)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

	Total short-term securities	63,429,714		1.6%

	Other assets and liabilities	21,044,517		0.6%

	Total net assets	3,902,959,236		100.0%

	Net asset value as of March 31, 2011
	Investor shares	$27.62
	Institutional shares	$27.67

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

40,000	Teleflex Inc.	2,319,200	57.98	4.7%
35,000	Energen Corp.	2,209,200	63.12	4.4%
55,000	Waste Management Inc.	2,053,700	37.34	4.1%
40,000	Valeant Pharmaceuticals International Inc.	1,992,400	49.81	4.0%
82,500	SEI Investments Co.	1,970,100	23.88	4.0%
36,500	Ecolab Inc.	1,862,230	51.02	3.7%
60,500	Insperity Inc.	1,837,990	30.38	3.7%
64,000	Sysco Corp.	1,772,800	27.70	3.6%
45,000	Plains Exploration & Production Co.	1,630,350	36.23	3.3%
30,000	Teradata Corp.	1,521,000	50.70	3.1%
48,500	Paychex Inc.	1,520,960	31.36	3.1%
37,500	Equifax Inc.	1,456,875	38.85	2.9%
60,000	MDU Resources Group Inc.	1,378,200	22.97	2.8%
42,500	Patterson Companies Inc.	1,368,075	32.19	2.7%
20,500	Gen-Probe Inc.	1,360,175	66.35	2.7%
40,000	Adobe Systems Inc.	1,326,400	33.16	2.6%
20,000	Cooper Industries PLC	1,298,000	64.90	2.6%
27,500	IDEX Corp.	1,200,375	43.65	2.4%
23,000	McCormick & Co.	1,100,090	47.83	2.2%
22,000	Ultra Petroleum Corp.	1,083,500	49.25	2.2%
60,000	Charles Schwab Corp.	1,081,800	18.03	2.2%
33,000	Iron Mountain Inc.	1,030,590	31.23	2.1%
22,500	Noble Corp.	1,026,450	45.62	2.0%
37,500	Hanesbrands Inc.	1,014,000	27.04	2.0%
27,000	DENTSPLY International Inc.	998,730	36.99	2.0%
10,500	Compass Minerals International Inc.	982,065	93.53	1.9%
25,000	Pentair Inc.	944,750	37.79	1.9%
33,000	Synopsys Inc.	912,450	27.65	1.8%
14,000	Fiserv Inc.	878,080	62.72	1.8%
50,000	Questar Corp.	872,500	17.45	1.8%
45,000	Symantec Corp.	834,300	18.54	1.7%
18,000	Nordstrom Inc.	807,840	44.88	1.6%
32,500	Finisar Corp.	799,500	24.60	1.6%
70,000	Hudson City Bancorp Inc.	677,600	9.68	1.4%
12,000	Coach Inc.	624,480	52.04	1.3%
10,000	Quest Diagnostics Inc.	577,200	57.72	1.2%
3,500	First Solar Inc.	562,940	160.84	1.1%
12,500	Southwestern Energy Co.	537,125	42.97	1.1%
44,000	First Horizon National Corp.	493,240	11.21	1.0%
9,500	Check Point Software Technologies Ltd.	484,975	51.05	1.0%

	Total investment in equities	48,402,235		97.3%

	Total short-term securities	1,038,019		2.1%
	Other assets and liabilities	292,842		0.6%

	Total net assets	49,733,096		100.0%

	Net asset value as of March 31, 2011	$20.20

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,770,000	Finisar Corp.	43,542,000	24.60	4.9%
630,872	Teleflex Inc.	36,577,959	57.98	4.1%
800,000	AGL Resources Inc.	31,872,000	39.84	3.6%
5,000,000	Brocade Communications Systems Inc.	30,750,000	6.15	3.5%
1,150,000	VCA Antech Inc.	28,957,000	25.18	3.3%
1,250,000	Websense Inc.	28,712,500	22.97	3.3%
925,000	LHC Group Inc.	27,750,000	30.00	3.1%
1,150,000	Tower Group Inc.	27,634,500	24.03	3.1%
1,740,000	Calgon Carbon Corp.	27,631,200	15.88	3.1%
1,005,000	Hanesbrands Inc.	27,175,200	27.04	3.1%
1,858,000	Quicksilver Resources Inc.	26,587,980	14.31	3.0%
1,923,958	Ceragon Networks Ltd.	23,241,413	12.08	2.6%
750,000	Insperity Inc.	22,785,000	30.38	2.6%
3,070,000	PulteGroup Inc.	22,718,000	7.40	2.6%
925,000	W&T Offshore Inc.	21,080,750	22.79	2.4%
1,650,000	KB Home	20,526,000	12.44	2.3%
730,000	Ciena Corp.	18,950,800	25.96	2.2%
1,581,887	First Horizon National Corp.	17,732,953	11.21	2.0%
3,350,000	Tellabs Inc.	17,554,000	5.24	2.0%
1,051,300	Artio Global Investors Inc.	16,989,008	16.16	1.9%
410,000	Arbitron Inc.	16,412,300	40.03	1.9%
375,000	WD-40 Co.	15,877,500	42.34	1.8%
1,050,000	Mentor Graphics Corp.	15,361,500	14.63	1.7%
915,417	Pinnacle Financial Partners Inc.	15,140,997	16.54	1.7%
975,000	Glacier Bancorp Inc.	14,673,750	15.05	1.7%
1,411,000	Harmonic Inc.	13,235,180	9.38	1.5%
385,000	Energy XXI (Bermuda) Ltd.	13,128,500	34.10	1.5%
880,000	Electronics for Imaging Inc.	12,944,800	14.71	1.5%
650,000	Toll Brothers Inc.	12,850,500	19.77	1.5%
400,000	Cyberonics Inc.	12,724,000	31.81	1.4%
400,000	EZchip Semiconductor Ltd.	11,858,000	29.65	1.3%
1,350,000	ClickSoftware Technologies Ltd.	11,596,500	8.59	1.3%
468,610	Genomic Health Inc.	11,527,806	24.60	1.3%
200,000	Cymer Inc.	11,316,000	56.58	1.3%
1,350,000	DragonWave Inc.	11,245,500	8.33	1.3%
470,000	SEI Investments Co.	11,223,600	23.88	1.3%
320,000	Salix Pharmaceuticals Ltd.	11,209,600	35.03	1.3%
950,000	Oclaro Inc.	10,934,500	11.51	1.2%
1,000,000	MIPS Technologies Inc.	10,490,000	10.49	1.2%
140,000	SM Energy Co.	10,386,600	74.19	1.2%
75,000	Bio-Rad Laboratories Inc.	9,010,500	120.14	1.0%
320,000	Quest Software Inc.	8,124,800	25.39	0.9%
470,000	Furiex Pharmaceuticals Inc.	7,933,600	16.88	0.9%
230,000	Jack Henry & Associates Inc.	7,794,700	33.89	0.9%
150,000	Sirona Dental Systems Inc.	7,524,000	50.16	0.9%
200,000	VeriSign Inc.	7,242,000	36.21	0.8%

Quarterly Report • Q1 2011	PARNASSUS FUNDS

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets
100,000	Gen-Probe Inc.	6,635,000	66.35	0.8%
205,000	Simpson Manufacturing Co., Inc.	6,039,300	29.46	0.7%
110,000	Graco Inc.	5,003,900	45.49	0.6%
70,000	Analogic Corp.	3,958,500	56.55	0.4%
140,000	Cognex Corp.	3,955,000	28.25	0.4%
40,000	Compass Minerals International Inc.	3,741,200	93.53	0.4%
60,000	Nash Finch Co.	2,276,400	37.94	0.3%

	Total investment in equities	852,144,296		96.6%
	Total short-term securities	34,415,900		3.9%
	Other assets and liabilities	(4,704,254)		(0.5%)

	Total net assets	881,855,942		100.0%

	Net asset value as of March 31, 2011	$25.49

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

650,000	Cisco Systems Inc.	11,147,500	17.15	4.9%
530,000	Intel Corp.	10,690,100	20.17	4.7%
420,000	Microsoft Corp.	10,651,200	25.36	4.6%
140,000	Nike Inc.	10,598,000	75.70	4.6%
175,000	QUALCOMM Inc.	9,595,250	54.83	4.2%
1,500,000	Brocade Communications Systems Inc.	9,225,000	6.15	4.0%
350,000	SEI Investments Co.	8,358,000	23.88	3.6%
400,000	Corning Inc.	8,252,000	20.63	3.6%
250,000	eBay Inc.	7,760,000	31.04	3.4%
485,000	Applied Materials Inc.	7,575,700	15.62	3.3%
213,836	Texas Instruments Inc.	7,390,172	34.56	3.2%
230,000	Wells Fargo & Co.	7,291,000	31.70	3.2%
170,000	Hewlett-Packard Company	6,964,900	40.97	3.0%
410,000	Yahoo! Inc.	6,826,500	16.65	3.0%
27,000	MasterCard Inc.	6,796,440	251.72	3.0%
40,000	International Business Machines Inc.	6,522,800	163.07	2.8%
11,000	Google Inc.	6,448,310	586.21	2.8%
80,000	Genzyme Corp.	6,092,000	76.15	2.7%
170,000	Adobe Systems Inc.	5,637,200	33.16	2.5%
120,000	Gilead Sciences Inc.	5,092,800	42.44	2.2%
55,000	Devon Energy Corp.	5,047,350	91.77	2.2%
190,000	Lowe's Cos., Inc.	5,021,700	26.43	2.2%
210,000	MDU Resources Group Inc.	4,823,700	22.97	2.1%
46,000	Deere & Co.	4,456,940	96.89	1.9%
80,000	Accenture PLC	4,397,600	54.97	1.9%
230,000	Symantec Corp.	4,264,200	18.54	1.9%
360,000	First Horizon National Corp.	4,035,600	11.21	1.8%
100,000	Walgreen Co.	4,014,000	40.14	1.8%
120,000	Paychex Inc.	3,763,200	31.36	1.6%
30,000	Bio-Rad Laboratories Inc.	3,604,200	120.14	1.6%
115,000	Insperity Inc.	3,493,700	30.38	1.5%
70,000	Autodesk Inc.	3,087,700	44.11	1.3%
150,000	Seagate Technology	2,160,000	14.40	0.9%
40,000	Graco Inc.	1,819,600	45.49	0.8%
60,000	Simpson Manufacturing Co., Inc.	1,767,600	29.46	0.8%
35,000	The Walt Disney Co.	1,508,150	43.09	0.7%
20,000	Costco Wholesale Corp.	1,466,400	73.32	0.6%

	Total investment in equities	217,646,512		94.9%
	Total short-term securities	16,837,703		7.3%
	Other assets and liabilities	(5,192,164)		(2.2%)

	Total net assets	229,292,051		100.0%

	Net asset value as of March 31, 2011	$21.99

Quarterly Report • Q1 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2011 (unaudited)

Principal Amount $	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	NII Holdings Inc. Notes, 3.13%, due 06/15/2012	2,010,000	100.50	1.1%
2,000,000	NASDAQ OMX Group Inc. Notes, 2.50%, due 08/15/2013	1,980,000	99.00	1.1%
1,000,000	Intel Corp. Notes, 2.95%, due 12/15/2035	1,028,750	102.88	0.6%
1,000,000	Hologic Inc. Notes, 2.00%, due 12/15/2037	965,000	96.50	0.5%

	Total investment in convertible bonds	5,983,750		3.3%

Principal Amount $	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

3,500,000	TJX Cos., Inc. Notes, 4.20%, due 08/15/2015	3,723,247	106.38	2.1%
3,000,000	Waste Management Inc. Notes, 6.38%, due 03/11/2015	3,399,942	113.33	1.9%
3,000,000	Genentech Inc. Notes, 4.75%, due 07/15/2015	3,263,226	108.77	1.8%
2,800,000	Cisco Systems Inc. Notes, 5.50%, due 02/22/2016	3,143,899	112.28	1.7%
3,000,000	Praxair Inc. Notes, 4.50%, due 08/15/2019	3,124,800	104.16	1.7%
3,000,000	Genzyme Corp. Notes, 3.63%, due 06/15/2015	3,116,520	103.88	1.7%
2,500,000	Praxair Inc. Notes, 4.38%, due 03/31/2014	2,679,533	107.18	1.5%
2,000,000	Aflac Inc. Notes, 8.50%, due 05/15/2019	2,417,742	120.89	1.3%
2,000,000	Waste Management Inc. Notes, 7.13%, due 12/15/2017	2,320,928	116.05	1.3%
2,000,000	International Business Machines Inc. Notes, 6.50%, due 10/15/2013	2,251,820	112.59	1.2%
2,000,000	Burlington Northern Santa Fe Corp. Notes, 5.65%, due 05/01/2017	2,226,974	111.35	1.2%
2,000,000	Procter & Gamble Co. Notes, 4.95%, due 08/15/2014	2,217,978	110.90	1.2%
2,000,000	Intuit Inc. Notes, 5.75%, due 03/15/2017	2,189,752	109.49	1.2%
2,000,000	Charles Schwab Corp. Notes, 4.95%, due 06/01/2014	2,173,206	108.66	1.2%
2,000,000	JPMorgan Chase & Co. Notes, 5.15%, due 10/01/2015	2,142,412	107.12	1.2%
2,000,000	AGL Capital Corp. Notes, 5.25%, due 08/15/2019	2,106,120	105.31	1.2%

PARNASSUS FUNDS	Quarterly Report • Q1 2011

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2011 (unaudited) (continued)

Principal Amount $	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	Burlington Northern Santa Fe Corp. Notes, 4.70%, due 10/01/2019	2,088,208	104.41	1.2%
2,000,000	Adobe Systems Inc. Notes, 3.25%, due 02/01/2015	2,043,468	102.17	1.1%
2,000,000	Wells Fargo & Co. Notes, 3.00%, due 12/09/2011	2,037,416	101.87	1.1%
2,000,000	Fiserv Inc. Notes, 3.13%, due 10/01/2015	1,990,458	99.52	1.1%
2,000,000	Gilead Sciences Inc. Notes, 4.50%, due 04/01/2021	1,976,230	98.81	1.1%
1,730,640	Southwest Air 07-1 Trust Notes, 6.15%, due 08/01/2022	1,877,744	108.50	1.0%
1,493,000	Target Corp. Notes, 5.13%, due 01/15/2013	1,598,485	107.07	1.0%
500,000	Procter & Gamble Co. Notes, 3.50%, due 02/15/2015	526,124	105.22	0.3%

	Total investment in corporate bonds	56,636,232		31.3%

Principal Amount $	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,235,314	103.92	3.4%
6,000,000	U.S. Treasury 3.00%, due 09/30/2016	6,180,468	103.01	3.4%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,172,968	102.88	3.4%
6,000,000	U.S. Treasury 2.50%, due 04/30/2015	6,163,596	102.73	3.4%
6,000,000	U.S. Treasury 1.88%, due 06/30/2015	5,996,718	99.95	3.3%
5,000,000	U.S. Treasury 3.13%, due 10/31/2016	5,176,170	103.52	2.9%
5,000,000	U.S. Treasury 3.13%, due 04/30/2017	5,139,060	102.78	2.8%
5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,116,015	102.32	2.8%
4,500,000	U.S. Treasury 3.13%, due 09/30/2013	4,733,438	105.19	2.6%
4,500,000	U.S. Treasury 1.13%, due 06/15/2013	4,522,140	100.49	2.5%
4,000,000	U.S. Treasury 3.75%, due 11/15/2018	4,202,500	105.06	2.3%
4,000,000	U.S. Treasury 1.75%, due 04/15/2013	4,075,640	101.89	2.2%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,043,752	101.09	2.2%
4,000,000	U.S. Treasury 2.75%, due 05/31/2017	4,020,312	100.51	2.2%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,462,812	98.94	1.9%
3,000,000	U.S. Treasury 4.25%, due 08/15/2014	3,280,548	109.35	1.8%
3,000,000	U.S. Treasury 3.63%, due 02/15/2020	3,081,564	102.72	1.7%
3,000,000	U.S. Treasury 3.50%, due 05/15/2020	3,040,560	101.35	1.7%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,032,820	101.09	1.7%
2,397,740	U.S. Treasury (TIPS) 1.88%, due 07/15/2013	2,593,494	108.16	1.4%
2,102,080	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	2,142,480	101.92	1.2%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,067,500	103.38	1.2%
2,000,000	U.S. Treasury 4.38%, due 05/15/2040	1,955,320	97.77	1.1%

Quarterly Report • Q1 2011	PARNASSUS FUNDS

Principal Amount $	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,051,040	U.S. Treasury (TIPS) 1.63%, due 01/15/2018	1,136,437	108.13	0.7%
1,000,000	U.S. Treasury 1.50%, due 07/15/2012	1,013,672	101.37	0.6%

	Total investment in U.S. government treasury bonds	98,585,298		54.4%

	Total long-term investments	161,205,280		89.0%

	Total short-term securities	18,941,417		10.5%

	Other assets and liabilities	1,031,324		0.5%

	Total net assets	181,178,021		100.0%

	Net asset value as of March 31, 2011	$16.85

PARNASSUS FUNDS	Quarterly Report • Q1 2011

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Quarterly Report • Q1 2011	PARNASSUS FUNDS

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